Income Taxes	12 Months Ended
Jun. 30, 2019
Income Tax Disclosure [Abstract]
Income Taxes
9.	Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

At June 30, 2018, the Company has a Net Operating Loss (“NOL”) carryforward of approximately $1,800,000. The NOL expires during the years 2032 to 2037. Realization of any portion of the $832,186 of net deferred tax assets at June 30, 2018 is not considered more likely than not by management; accordingly, a valuation allowance has been established for the full amount. The valuation allowance as of June 30, 2018 was $832,186. The change in the valuation allowance from June 30, 2017 to June 30, 2018 amounted to $357,231.

At June 30, 2019, the Company had a Net Operating Loss (“NOL”) carryforward of approximately $5,700,000. NOL’s generated prior to 2018 will expire during the years 2032 to 2037. Realization of any portion of the $1,680,613 deferred tax assets at June 30, 2019 is not considered more likely than not by management; accordingly, a valuation allowance has been established for the full amount, which as of June 30, 2019 was $1,680,613. The change in the valuation allowance during the year ended June 30, 2019 amounted to $848,427. The Company does not have any uncertain tax positions or events leading to uncertainty in a tax position. The Company’s 2016, 2017 and 2018 Corporate Income Tax Returns are subject to Internal Revenue Service examination.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Act”) was signed into law. The Act decreases the U.S. corporate federal income tax rate from a maximum of 35% to a flat 21% effective January 1, 2018. The Act also includes a number of other provisions including, among others, the elimination of net operating loss carrybacks and limitations on the use of future losses, NOL’s generated in 2018 and later having an indefinite life, the repeal of the Alternative Minimum Tax regime, and the repeal of the domestic production activities deduction. The impact on the Company’s financial statements is immaterial, primarily because the Company has a valuation allowance on deferred tax assets.

Given the significant complexity of the Act and anticipated additional implementation guidance from the Internal Revenue Service, further implications of the Act may be identified in future periods.

Significant components of the Company’s deferred tax assets are as follows:

	June 30, 2019	June 30, 2018
Deferred tax assets:
Tax loss carryforward	$1,624,887	$555,064
Intangible assets	$36,917	19,277
Stock based compensation	$18,809	257,845
Valuation Allowance	$(1,680,613)	(832,186)
Net deferred tax assets	$—	$—

Since management of the Company believes that it is more likely than not that the net deferred tax assets will not provide future benefit, the Company has established a 100 percent valuation allowance on the net deferred tax assets as of June 30, 2019 and 2018.  The Company’s NOL carryover up to the date of the July 2018 financing will be subject to Section 382 usage limitations since a greater than 50% ownership change took place from the financing event.

Reconciliation of the differences between income tax benefit computed at the federal and state statutory tax rates and the provision for income tax benefit for the years ended June 30, 2019 and 2018 is as follows:

	2019	2018

Income tax expense (benefit) at federal statutory rate	21%	34%
State taxes, net of federal benefit	8%	5%
Change in valuation allowance	-29%	-39%
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